Exhibit 10.24

AMENDMENT TO

EXECUTIVE AGREEMENT

THIS AGREEMENT made as of the 29th day of April, 2004,

BETWEEN:

EXI WIRELESS INC., a corporation governed by the laws of Canada, having its registered office at 1500 – 1055 West Georgia Street, Vancouver, British Columbia, V6E 4N7

(the “Corporation”)

OF THE FIRST PART

AND:

NUREZ KHIMJI, of 6333 Burns Street, Burnaby, BC V5E 1T3

(“Khimji”)

OF THE SECOND PART

WHEREAS:

(A) Khimji and the Corporation entered into an Executive Agreement made as of the 17th day of December, 2001;

(B) The Corporation and Khimji wish to amend the Executive Agreement;

NOW THEREFORE, in consideration of the premises and covenants set out in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Section 3 is amended by deleting the number “$90,000” and substituting therefor the number “$120,000”.

2.	Section 11.1 is amended by deleting the words “90 days” and substituting therefore the words “six months”.

3.	Section 11.3 is amended by deleting the words “three months” and substituting therefore the words “six months”.

4.	The Executive Agreement is further amended by adding the following section:

12.	Change of Control of Business

In the event eXI Wireless Inc. sells the Corporation to a party (the “Buyer”), the Buyer may terminate this Agreement by giving a minimum of 12 months written notice to such effect to Khimji.

4. Except as amended hereby, the Executive Agreement is confirmed.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

EXI WIRELESS INC.

Per:	/s/ Malik Talib
Authorized Signatory

Signed, Sealed and Delivered by	)
NUREZ KHIMI in the presence of:	)
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Witness (Signature))		/s/ Nurez Khimji NUREZ KHIMJI
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Name (please print))
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Address	)
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City, Province	)